UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2000


                             TRIARC COMPANIES, INC.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                           1-2207               38-0471180
     ----------                         --------             ------------
(State or other jurisdiction of    (Commission File          (IRS Employer
     incorporation)                      Number)          Identification Number)


     280 Park Avenue
     New York, NY                                            10017
---------------------------                                  -----
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000


                -------------------------------------------------
          (Former name of former address, if changed since last report)

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Item 9.           Regulation FD Disclosure

         Our restaurant franchising subsidiary, Arby's, Inc., is considering a financing transaction involving Arby's franchise royalty payments.

         This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

         The information in this Report is being furnished, not filed, pursuant to Regulation FD. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission that the information in this Report is material, or that investors should consider this information before making an investment decision with respect to any security of Triarc or Arby's.

         Arby's has prepared certain assumptions in connection with developing a base case model of the weighted average life and final maturity date of the proposed financing. Accordingly, pursuant to Regulation FD, the Company is furnishing in this Report the following information reflected in those assumptions that has not been previously publicly disclosed:

         o As of September 30, 2000 there were 3,249 Arby's branded restaurants in the U.S. and Canada, owned and operated by 484 unaffiliated franchisees with a weighted average royalty rate of 3.32%. For the fiscal twelve months ended September 2000 (based on actual results through fiscal August 2000 and estimated results for fiscal September 2000) system-wide gross sales are projected to be approximately $2.4 billion, with franchise royalty payments of approximately $80.6 million.

         o Approximately 156 new domestic stores and 11 Canadian stores are assumed to open in the fiscal twelve months ended September 2001. Approximately 150 new domestic stores and eight Canadian stores are assumed to open in the fiscal twelve months ended September 2002.

         o During the fiscal twelve months ended September 2001 and 2002, Arby's assumed that approximately 1.25% and 1.25%, respectively, of domestic stores opened prior to 1999 and approximately 0.85% and 1.69%, respectively, of Canadian stores opened prior to 1999 will close.



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         o        For the fiscal twelve months ended September 2001 and 2002,
                  Arby's assumed U.S. same store sales growth of approximately 3% and 3%, respectively, and Canadian same store sales growth of approximately 2% and 2%, respectively.

         o For the fiscal twelve months ended September 2001 and 2002, Arby's assumed selling, general and administrative expenses will be approximately $36 million and $38 million, respectively.


SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         The statements made in this Report regarding Triarc and Arby's and the Arby's financing constitute "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Reform Act"). For these statements, we claim the safe-harbor for forward looking statements contained in the Reform Act. These forward-looking statements are based on current expectations and are susceptible to a number of risks, uncertainties and other factors, and Triarc's and Arby's actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors, include the following:

         o        Competition, including product and pricing pressures;
         o        Success of operating initiatives;
         o        The ability to attract and retain franchisees;
         o        Development and operating costs;
         o        Advertising and promotional efforts;
         o        Brand awareness;
         o        The existence or absence of positive or adverse publicity;
         o        Market acceptance of new product offerings;
         o        New product and concept development by competitors;
         o        Changing trends in customer tastes and demographic patterns;
         o Availability, location and terms of sites for restaurant development by franchisees;
         o The ability of franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development;
         o The performance by material suppliers of their obligations under their supply agreements with franchisees;
         o        Changes in business strategy or development plans;
         o        Quality of the franchisees' management;
         o        Availability, terms and deployment of capital;
         o        Business abilities and judgment of the franchisee's personnel;
         o Availability of qualified personnel to the franchisees and to Arby's;
         o        Labor and employee benefit costs;



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

         o Availability and cost of raw materials, ingredients and supplies, and the potential impact on franchise royalties and franchisees' restaurant level sales that could arise from interruptions in the distribution of supplies of food and other products to franchisees;
         o General economic, business and political conditions in the areas where the franchisees operate;
         o Changes in, or failure to comply with, government regulations, including franchising laws, accounting standards, environmental laws and taxation requirements;
         o The costs and other effects of legal and administrative proceedings;
         o The impact of general economic conditions on consumer spending; and
         o Other risks and uncertainties which are difficult or impossible to predict accurately and many of which are beyond our control.

         We will not undertake, and specifically decline any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

         There can be no assurance that Arby's will complete the financing transaction referred to above.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRIARC COMPANIES, INC.

Date:    October 31, 2000          By:  /s/ JOHN L. BARNES, JR.
                                        ---------------------------------------
                                        John L. Barnes, Jr.
                                        Executive Vice President and
                                        Chief Financial Officer



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